Fees Summary	Sep. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 47,100,000.00
Previously Paid Amount	3,673.46
Total Fee Amount	6,504.51
Total Offset Amount	0.00
Net Fee	$ 2,831.05